SECURITI3ES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIES EVENT REPORTED) FEBRUARY 3, 1998

                      BERYLLIUM INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

             UTAH                     0-9577                  87-0294391
             ----                     ------                  ----------
(State or other jurisdiction         Commission            (I.R.S. Employer
       of Incorporation             File Number          Identification Number
       or Organization)

                   8790 Blue Jay Lane
                  Salt Lake City, Utah                           84121
                  --------------------                           -----
                 (Address of principal                          Zip Code
                    exective offices)

       Registrant's telephone number, including area code: (801) 942-0895

           __________________________________________________________
         (Former name or former address, if changed since last report)

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               ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNT
--------------------------------------------------------------------------------

        The companies former accountants Deloitte & Touche had an extremely heavy pratice load and their accountant fees would have been a financial hardship for the company to pay. The company chose Jones, Jensen and Company of Salt Lake City, Utah to update the companies audited financials.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           BERYLLIUM INTERNATIONAL CORPORATION
                                                       (registrant)

                                       /s/ RICHARD D. MOODY
                                           Richard D. Moody
                                           President

4-21-98
(date)